UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2006
VOCUS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-51644	58-1806705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4296 FORBES BOULEVARD
LANHAM, MARYLAND 20706

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (301) 459-2590
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
     On February 6, 2006, Vocus, Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description

99.1	Press Release by Vocus, Inc., dated February 6, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 6, 2006

VOCUS, INC.

By:	/s/ Stephen Vintz

Stephen Vintz
Chief Financial Officer and Treasurer

3

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release by Vocus, Inc., dated February 6, 2006.